UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 7, 2006
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure.

On September 13, 2006, Arch Capital Group Ltd. (“ACGL”) issued a press release announcing that Jeffrey Goldstein has been appointed to the Board of Directors of ACGL as a Class I Director.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference

ITEM      8.01        Other Events.

1.             On September 7, 2006, Board of Directors (the “Board”) of Arch Capital Group Ltd. (“ACGL”) declared dividends with respect to the outstanding (1) 8,000,000 shares of its 8.00% Non-Cumulative Preferred Shares, Series A, $0.01 per share (the “Series A Shares”), with a liquidation preference of $25.00 per share, and (2) 5,000,000 shares of its 7.875% Non-Cumulative Preferred Shares, Series B, $0.01 per share (the “Series B Shares”), with a liquidation preference of $25.00 per share, as outlined below.  All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on November 15, 2006 to holders of record of the Series A Shares and the Series B Shares, as applicable, as of November 1, 2006, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the applicable effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series A	9/30/06	8/15/06-9/30/06	$2,044,444	$0.26
	11/14/06	10/1/06-11/14/06	1,955,556	0.24
			$4,000,000	$0.50

Series B	9/30/06	8/15/06-9/30/06	$1,257,813	$0.2516
	11/14/06	10/1/06-11/14/06	1,203,125	0.2406
			$2,460,938	$0.4922

2.             Effective January 1, 2006, the Tax Increase Prevention and Reconciliation Act of 2005, among other things, reduces tax relief available to U.S. expatriates for many companies, including ACGL, under Section 911 of the Internal Revenue Code of 1986, as amended, by (1) substantially reducing foreign housing expenses which up to now could be excluded from taxable income and (2) adding back income excluded under Section 911 in the determination of the marginal tax rates applicable to non-excluded income.  ACGL’s existing employment agreements with Messrs. Iordanou and Vollaro, the President and Chief Executive Officer of ACGL and the Executive Vice President and Chief Financial Officer of ACGL, respectively, include tax equalization clauses, which provide protection to them for most of the impact of such change.  The Compensation Committee of the Board and the Board authorized ACGL to reimburse Messrs. Iordanou and Vollaro for the incremental additional income tax incurred related to the change.

ITEM 9.01             Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 13, 2006 announcing appointment of Jeffrey Goldstein as a Director of ACGL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: September 13, 2006	By	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 13, 2006 announcing appointment of Jeffrey Goldstein as a Director of ACGL